Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND

CHIEF FINANCIAL OFFICER

PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Viasystems, Inc., a Delaware corporation (the “Company”), does hereby certify that, to the best of their knowledge:

The Annual Report on Form 10-K for the fiscal year ended December 31, 2008 (the “Form 10-K”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 30, 2009

/s/ David M. Sindelar

David M. Sindelar

Chief Executive Officer

Date: March 30, 2009

/s/ Gerald G. Sax

Gerald G. Sax

Chief Financial Officer